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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported):  May 6, 1997


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                          Borland International, Inc.
               (Exact name of registrant as specified in charter)

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           Delaware                  33-80946            94-2895440
(State or other jurisdiction       (Commission           (IRS Employer
       of incorporation)           File Number)       Identification No.)
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    100 Borland Way, Scotts Valley, California     95066-3249
     (Address of principal executive offices)      (Zip Code)


     Registrant's telephone number, including area code   (408) 431-1000
                                                          --------------
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                                 Not applicable
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

      On May 6, 1997, Borland International, Inc. ("Borland") announced the appointment of Kathleen Fisher as Vice President and Chief Financial Officer. Ms. Fisher filled the vacancy resulting from the resignation of Paul Emery.


      On May 7, 1997, the Company filed a lawsuit against Microsoft Corporation ("Microsoft") in the California Superior Court in Santa Clara County. The lawsuit charges Microsoft with unfair competition in violation of California law. The lawsuit focuses on the recruiting and hiring of Borland employees by Microsoft with the alleged purpose of damaging Borland's ability to compete with Microsoft and seeks unspecified monetary damages and an injunction against Microsoft's practices.

                                       2
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ITEM 7.  EXHIBITS.

  (a) Financial statements of business acquired.

            Not applicable.

  (b) Pro forma financial information.

            Not applicable.

  (c) Exhibits.

Exhibit No.                      Description
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  99.1              Press Release of Borland dated May 6, 1997.

                                       3
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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 BORLAND INTERNATIONAL, INC.



  Date:  May 9, 1997             By:  /s/ Kathleen M. Fisher
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                                       Kathleen M. Fisher
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                                 EXHIBIT INDEX

Exhibit No.                      Description                   Sequentially
-----------                      -----------                   Numbered Page
                                                               -------------

   99.1              Press Release of Borland dated May 6, 1997.


                                       .